Exhibit 99

FOR IMMEDIATE RELEASE
Investor / Media Contact
Maria Duey
Vice President — Investor Relations
313.792.5500
maria_duey@mascohq.com
MASCO CORPORATION REPORTS FIRST QUARTER RESULTS
          2010 First Quarter Commentary
•	Sales increased three percent to $1.9 billion.

•	Markets for most of our products continue to show modest improvement.

•	Comparing the first quarter of 2010 to the first quarter of 2009:
•	Sales to key retailers increased two percent.

•	Our International operations had another strong quarter.

•	Gross profit margins and operating profit improved significantly.
•	Loss from continuing operations was $(.02) per common share compared to a loss of $(.24) in first quarter of 2009.

•	We issued $500 million of 7.125 percent ten-year notes and retired $300 million of debt.

•	We had $1.4 billion of cash at March 31, 2010.
Taylor, Mich., (April 26, 2010) — Masco Corporation (NYSE: MAS) today reported that net sales from continuing operations for the quarter ended March 31, 2010 increased three percent to $1.9 billion compared with $1.8 billion for the first quarter of 2009. North American sales were flat and International sales increased 16 percent. In local currencies, International sales increased nine percent compared with the first quarter of 2009.
The first quarter of 2010 results were positively affected by increased sales volume of plumbing products and windows, a more favorable product mix of paints and stains, and the improved relationship between selling prices and commodity costs. First quarter 2010 results were also positively affected by the benefits associated with business rationalizations and other cost savings initiatives. Such increases were partially offset by lower sales volume of installation and other services and lower selling prices for certain products.
(Loss) from continuing operations was $(.02) per common share in the first quarter of 2010 compared to (loss) from continuing operations of $(.24) per common share in the first quarter of 2009.
“We are very pleased with our first quarter 2010 financial results. Excluding the benefit from foreign currency translation our sales increased modestly from the first quarter 2009 — the first positive quarterly sales comparison in the last several years. While the quarter started slowly, business activity picked up as the weather improved in both North America

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and Europe and we have strong momentum going into the second quarter, particularly on the retail side of the business,” said Masco’s CEO Tim Wadhams. “Innovative new products drove market share gains and we continued to drive strong incremental margins in the quarter. We are proud of the Masco Team, worldwide, as we continue to focus on strengthening our leadership brands and enhancing customer experience with our products and services through innovation and quality while continuing to drive lean principles to improve our execution,” said Tim Wadhams.
We continue to focus on the rationalization of our businesses, including business consolidations, plant closures, headcount reductions, system implementations and other initiatives. During the first quarters of 2010 and 2009, we incurred costs and charges of $14 million pre-tax ($.03 per common share, after tax) and $24 million pre-tax ($.04 per common share, after tax), respectively, related to these initiatives.
The unusual relationship between pre-tax income and tax expense in the first quarter of 2010 principally reflects $9 million ($.03 per common share) of additional tax expenses related to previously established accruals for changes in uncertain tax positions. In the first quarter of 2009, although the Company had a loss before income tax of $61 million, tax expense was $17 million ($.05 per common share) reflecting income tax liabilities in certain jurisdictions where losses provided no tax benefit.
We retired $300 million of floating rate notes that matured in March. On March 10, 2010, we issued $500 million of 7.125 percent ten-year notes. As a result, the Company’s interest expense is expected to increase by approximately $30 million ($.05 per common share, after tax) for the full-year 2010.
Subsequent Event
As previously announced in February 2010, the Company is combining its Builder Cabinet Group and Retail Cabinet Group to form Masco Cabinetry. Masco Cabinetry continues to review its product offerings and has determined in late April that it will discontinue the manufacture of ready-to-assemble and other non-core in-stock assembled product lines as they are not consistent with Masco Cabinetry’s strategy of growth through brand building and innovation. These product lines had aggregate annual sales of approximately $200 million in 2009. The Company anticipates it will close two manufacturing facilities associated with these products in the first half of 2011. The Company expects to incur approximately $115 million (principally recognized ratably over the next 15 months) of pre-tax charges related to the anticipated plant closures including approximately $90 million related to non-cash charges principally associated with property, plant and equipment and approximately $25 million of other cash charges. These charges, including the previously announced integration charges of approximately $40 million, will result in aggregate pre-tax charges of approximately $155 million related to the integration of the Builder and Retail Cabinet groups into Masco Cabinetry.
Based on the incremental actions outlined above, the Company anticipates that full year 2010 rationalization charges will aggregate approximately $140 million compared with the previously announced $70 million.

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Outlook 2010
We expect that business conditions in 2010 will continue to show modest improvement compared to 2009. While we are concerned about the impact of current unemployment levels, foreclosure activity and access to financing, we believe that housing starts will improve in 2010 and will increase to a range of 600,000 to 700,000 units from 554,000 units in 2009.
While we anticipate that expenditures on repair and remodel activity will improve modestly in 2010 from 2009 levels, we believe that big-ticket items will continue to be deferred, in the short-term, until general economic conditions, credit availability and home prices improve.
We are confident that the long-term fundamentals for the new home construction and home improvement markets are positive. We believe that our strong financial position, together with our current strategy of investing in leadership brands (including: KraftMaid and Merillat cabinets, Delta and Hansgrohe faucets, Behr paint and Milgard windows), our continued focus on innovation and our commitment to lean principles will allow us to drive long-term growth and create value for our shareholders.
Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.
The 2010 first quarter supplemental material, including a presentation in PDF format, will be distributed after the market closes on April 26, 2010 and will be available on the Company’s Web site at www.masco.com.
A conference call regarding items contained in this release is scheduled for Tuesday, April 27, 2010 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (913) 905-3226 (confirmation #5831344). The conference call will be webcast simultaneously on the Company’s Web site at www.masco.com and supplemental material, including the financial data referred to on the call and a reconciliation of non-GAAP information provided on the call, will also be available on the Web site. A replay of the call will be available on Masco’s Web site or by phone by dialing (719) 457-0820 (replay access code #5831344) approximately two hours after the end of the call and will continue through May 4, 2010.

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Masco Corporation’s press releases and other information are available through the Company’s toll free number, 1-888-MAS-NEWS, or under the Investor Relations section of Masco’s Web site at www.masco.com.
# # #
Statements contained herein, or otherwise made available, that reflect the Company’s views about its future performance may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These views involve risks and uncertainties that are difficult to predict and the Company’s results may differ materially from the results discussed in such forward-looking statements. For further information, refer to our most recent Annual Report on Form 10-K (particularly the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections) and to any subsequent Quarterly Reports on Form 10-Q, all of which are on file with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Certain of the financial and statistical data made available are non-GAAP financial measures as defined by the SEC’s Regulation G. The Company believes that such non-GAAP performance measures and ratios used in managing the business may provide users with meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the SEC and is available on Masco’s Web site.

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MASCO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — UNAUDITED
For the Three Months Ended March 31, 2010 and 2009
(In Millions, Except Per Common Share Data)

	Three Months Ended
	March 31,
	2010	2009
Net sales	$1,852	$1,797
Cost of sales	1,360	1,384

Gross profit	492	413
Selling, general and administrative expenses	414	407
Charge for defined-benefit plan curtailment	—	8

Operating profit (loss)	78	(2)
Other income (expense), net	(56)	(59)

Income (loss) from continuing operations before income taxes	22	(61)
Income tax expense	18	17

Income (loss) from continuing operations	4	(78)
Income from discontinued operations, net	—	4

Net income (loss)	4	(74)
Less: Net income attributable to non-controlling interest	11	7

Net (loss) attributable to Masco Corporation	$(7)	$(81)

Earnings (loss) per common share attributable to Masco Corporation (diluted):
(Loss) from continuing operations	$(0.02)	$(0.24)
Income from discontinued operations, net	—	0.01

Net (loss) attributable to Masco Corporation	$(0.02)	$(0.23)

Average diluted common shares outstanding	350	351

Amounts attributable to Masco Corporation:
(Loss) from continuing operations	$(7)	$(85)
Income from discontinued operations, net	—	4

Net (loss) attributable to Masco Corporation	$(7)	$(81)

Masco Corporation
Key Financial Data As Reported — Unaudited
Q1 — 2010 and 2009 (In Millions, Except Earnings Per Share)

Sales & Earnings	3/31/2010	3/31/2009	Change
Net Sales	$1,852	$1,797	3%
Operating Profit (Loss)	$78	$(2)	N/A
Operating Profit (Loss) % of Net Sales	4.2%	-0.1%	430	bps
Other Income (Expense), Net	$(56)	$(59)	5%
Income Tax Expense	$18	$17	N/A
(Loss) From Continuing Operations Attributable to Masco Corporation	$(7)	$(85)	N/A
Diluted EPS from Continuing Operations	$(0.02)	$(0.24)	N/A

Operating Expenses	3/31/2010	3/31/2009	Change
Cost of Sales	$1,360	$1,384	-2%
Gross Margin	26.6%	23.0%	360	bps
SG&A Expenses (Including GCE)	$414	$407	2%
SG&A as a % of net sales	22.4%	22.6%	20	bps
General Corporate Expense (GCE)	$30	$33	-9%
General Corp Expense as a % of net sales	1.6%	1.8%	20	bps

Business Segments	3/31/2010	3/31/2009	Change
Cabinets and Related Products:
Net Sales	$403	$395	2%
Operating (Loss)	$(15)	$(28)	N/A
Operating (Loss) % of Net Sales	-3.7%	-7.1%	340	bps
Plumbing Products:
Net Sales	$663	$584	14%
Operating Profit	$84	$35	N/A
Operating Profit % of Net Sales	12.7%	6.0%	670	bps
Installation and Other Services:
Net Sales	$273	$317	-14%
Operating (Loss)	$(42)	$(36)	N/A
Operating (Loss) % of Net Sales	-15.4%	-11.4%	(400)	bps
Decorative Architectural Products:
Net Sales	$389	$386	1%
Operating Profit	$87	$75	N/A
Operating Profit % of Net Sales	22.4%	19.4%	300	bps
Other Specialty Products:
Net Sales	$124	$115	8%
Operating (Loss)	$(6)	$(7)	N/A
Operating (Loss) % of Net Sales	-4.8%	-6.1%	130	bps

Total Segment Reported:
Net Sales	$1,852	$1,797	3%
Operating Profit	$108	$39	N/A
Operating Profit % of Net Sales	5.8%	2.2%	360	bps

Change in Key Retailer Sales	2%	-11%

Masco Corporation
Key Financial Data As Reported — Unaudited
Q1 — 2010 and 2009 (In Millions, Except Earnings Per Share)

Business Regions	3/31/2010	3/31/2009	Change
North America
Net Sales	$1,430	$1,434	0%
Operating Profit	$64	$19	N/A
Operating Profit % of Net Sales	4.5%	1.3%	320	bps
International, principally Europe
Net Sales	$422	$363	16%
Operating Profit	$44	$20	N/A
Operating Profit % of Net Sales	10.4%	5.5%	490	bps

Working Capital	3/31/2010	3/31/2009	Change
Receivable Days	51	52	(1)
Inventory Days	53	50	3
Payable Days	49	46	3
Working Capital (Receivables+Inventory-Payables)	$1,279	$1,436	-11%
Working Capital as a % of Sales (As Reported TTM1)	16.3%	16.0%	(30)	bps

Other	3/31/2010	3/31/2009
Dividend Payments	$27	$85
Cash Paid for Share Repurchases[2]	$45	$11
Common Shares Repurchased[2]	3	2
CAPEX	$26	$27
Return on Invested Capital (As Reported TTM1)	1.5%	-0.9%
Return on Invested Capital (As Reconciled TTM1)	4.3%	3.7%
Depreciation and Amortization	$60	$62
Average diluted common shares outstanding	350	351

Balance Sheet Information	3/31/2010	12/31/2009
Long-Term Debt	$4,100	$3,604
Notes Payable	$66	$364
Total Debt	$4,166	$3,968
Shareholders’ Equity	$2,703	$2,817
Debt to Capital	61%	58%
Cash	$1,378	$1,413

[1]	— Trailing twelve months.

[2]	— Common shares were repurchased to offset the effect of stock award grants in the first quarters of 2010 and 2009.

Masco Corporation — 1st Quarter 2010

Page

1	Condensed Consolidated Statements of Operations — 2010 & 2009 by Quarter — Unaudited

2	Notes to Condensed Consolidated Statements of Operations — 2010 & 2009 by Quarter — Unaudited

3	2010 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and
Other Initiatives — Unaudited

4	2010 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and
Other Initiatives — Unaudited

5	2010 Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited

6	2009 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and
Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

7	2009 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and
Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

8	2009 Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges
for Goodwill and Other Intangible Assets — Unaudited

9	Other Income (Expense), Net — 2010 & 2009 by Quarter — Unaudited

10	Condensed Consolidated Balance Sheets — Unaudited

GAAP Reconciliations:

11	Sales Growth Excluding the Effect of Acquisitions and Currency Translation — Unaudited

12	Operating Profit (Loss) and Margins — Unaudited

13	Operating (Loss) Profit and Shareholders’ Equity — Unaudited

MASCO CORPORATION
Condensed Consolidated Statements of Operations
2010 & 2009 — by Quarter — Unaudited
(dollars in millions, except per share data)

	2010					2009
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales					$1,852	$7,792	$1,898	$2,084	$2,013	$1,797

Cost of Sales					1,360	5,774	1,403	1,517	1,470	1,384

Gross Profit					492	2,018	495	567	543	413
(Gross Margin as a % of Sales)					26.6%	25.9%	26.1%	27.2%	27.0%	23.0%
SG&A Expense (before lines 1, 2, 3, 4)					384	1,546	386	386	400	374
(S,G&A Expense as a % of Sales)					20.7%	19.8%	20.3%	18.5%	19.9%	20.8%
Operating Profit (before lines 1, 2, 3, 4)					108	472	109	181	143	39
(Operating Margin as a % of Sales)					5.8%	6.1%	5.7%	8.7%	7.1%	2.2%
1 General Corporate Expense (GCE), Net					30	140	44	36	27	33
S,G&A Expense as a % of Sales (including lines 1,2,3,4)					22.4%	25.2%	36.5%	20.6%	21.2%	23.1%
2 Charge for Defined-Benefit Plan Curtailment					—	8	—	—	—	8
3 Charge for Litigation Settlement					—	7	—	7	—	—
4 Impairment Charges for Goodwill and Other Intangible Assets					—	262	262	—	—	—

Operating Profit (Loss) per F/S					$78	$55	$(197)	$138	$116	$(2)

Income (Loss) Per Common Share Attributable to
Masco Corporation (Diluted):
Income (Loss) from Continuing Operations					$(0.02)	$(0.41)	$(0.49)	$0.14	$0.19	$(0.24)
(Loss) Income from Discontinued Operations, Net					—	(0.12)	(0.03)	(0.06)	(0.03)	0.01

Net Income (Loss)					$(0.02)	$(0.53)	$(0.53)	$0.08	$0.15	$(0.23)

Please see page 2 for Notes.

MASCO CORPORATION
Notes To Condensed Consolidated Statements of Operations
2010 & 2009 — by Quarter — Unaudited
Notes:
-	Data exclude discontinued operations.

-	Operating results for the first quarter of 2010 include costs and charges related to business rationalizations and other initiatives of $14 million pre-tax ($.03 per common share, after tax).

-	Operating results for the fourth quarter of 2009 include non-cash impairment charges for goodwill and other intangible assets of $262 million pre-tax ($.51 per common share, after tax).

-	Operating results for the first, second, third and fourth quarters of 2009 include costs and charges related to business rationalizations and other initiatives of $24 million pre-tax ($.04 per common share, after tax), $22 million pre-tax ($.04 per common share, after tax), $21 million pre-tax ($.04 per common share, after tax), and $27 million pre-tax ($.05 per common share, after tax), respectively.

-	Operating results for the third quarter of 2009 include litigation settlement expense of $7 million pre-tax ($.01 per common share, after tax).

-	Operating results for the second quarter of 2009 include accelerated stock compensation expense of $6 million pre-tax ($.01 per common share, after tax).

-	Operating results for the first quarter of 2009 include a non-cash charge of $8 million pre-tax ($.01 per common share, after tax) related to the curtailment and remeasurement of certain of the Company’s defined-benefit pension plans.

-	Income from continuing operations for the first and second quarters of 2009 includes non-cash impairment charges for financial investments of $3 million pre-tax ($.01 per common share, after tax) and $7 million pre-tax ($.01 per common share, after tax), respectively.

-	(Loss) income from discontinued operations for the fourth quarter of 2009 include loss of $19 million pre-tax ($.04 per common share, after tax) on the disposition of a European business unit in the Plumbing Products segment.

-	(Loss) income from discontinued operations for the third quarter of 2009 include loss of $22 million pre-tax ($.06 per common share, after tax) on the disposition of a European business unit in the Plumbing Products segment.

MASCO CORPORATION
Quarterly Segment Data — 2010
Excluding Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

Net Sales:
- Cabinets and Related Products					$403
- Plumbing Products					663
- Installation and Other Services					273
- Decorative Architectural Products					389
- Other Specialty Products					124

- Total					$1,852

- North America					$1,430
- International, principally Europe					422

- Total, as above					$1,852

Operating (Loss) Profit:
- Cabinets and Related Products					$(4)
- Plumbing Products					85
- Installation and Other Services					(40)
- Decorative Architectural Products					87
- Other Specialty Products					(6)

- Total					$122

- North America					$76
- International, principally Europe					46

- Total, as above					$122

General Corporate Expense (GCE), Net					$30

Loss on Corporate Fixed Assets, Net					—

Charge for Litigation Settlement					—

Operating Profit (after GCE and Adjustments)					92

Other Income (Expense), Net					(56)

Income (Loss) from Continuing Operations before Income Taxes					$36

Margins:
- Cabinets and Related Products					-1.0%
- Plumbing Products					12.8%
- Installation and Other Services					-14.7%
- Decorative Architectural Products					22.4%
- Other Specialty Products					-4.8%
- Total					6.6%

- North America					5.3%
- International, principally Europe					10.9%
- Total, as above					6.6%

Notes:
-	Data exclude discontinued operations.
-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense and loss on corporate fixed
-	See 2010 Costs and Charges for Business Rationalizations and Other Initiatives — page 5.

MASCO CORPORATION
Quarterly Segment Data — 2010
Including Costs and Charges for Business Rationalizations and Other Initiatives — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

Net Sales:
- Cabinets and Related Products					$403
- Plumbing Products					663
- Installation and Other Services					273
- Decorative Architectural Products					389
- Other Specialty Products					124

- Total					$1,852

- North America					$1,430
- International, principally Europe					422

- Total, as above					$1,852

Operating (Loss) Profit:
- Cabinets and Related Products					$(15)
- Plumbing Products					84
- Installation and Other Services					(42)
- Decorative Architectural Products					87
- Other Specialty Products					(6)

- Total					$108

- North America					$64
- International, principally Europe					44

- Total, as above					$108

General Corporate Expense (GCE), Net					$30

Loss on Corporate Fixed Assets, Net					—

Charge for Litigation Settlement					—

Operating Profit (after GCE and Adjustments)					78

Other Income (Expense), Net					(56)

Income (Loss) from Continuing Operations before Income Taxes					$22

Margins:
- Cabinets and Related Products					-3.7%
- Plumbing Products					12.7%
- Installation and Other Services					-15.4%
- Decorative Architectural Products					22.4%
- Other Specialty Products					-4.8%
- Total					5.8%

- North America					4.5%
- International, principally Europe					10.4%
- Total, as above					5.8%

Notes:
-	Data exclude discontinued operations.
-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense and loss on corporate fixed
-	See 2010 Costs and Charges for Business Rationalizations and Other Initiatives — page 5.

MASCO CORPORATION
Quarterly Segment Data — 2010
Costs and Charges for Business Rationalizations and Other Initiatives
(in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1

Business Rationalizations & Other Initiatives
- Cabinets and Related Products					$11
- Plumbing Products					1
- Installation and Other Services					2
- Decorative Architectural Products					—
- Other Specialty Products					—

- Total					$14

- North America					$12
- International, principally Europe					2

- Total, as above					$14

General Corporate Expense (GCE), Net					—

- Total					$14

Notes:
-	Data exclude discontinued operations.
-	Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount reductions, system implementations and other initiatives.

MASCO CORPORATION
Quarterly Segment Data — 2009
Excluding Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$1,674	$426	$434	$419	$395
- Plumbing Products	2,564	671	678	631	584
- Installation and Other Services	1,256	295	332	312	317
- Decorative Architectural Products	1,714	349	474	505	386
- Other Specialty Products	584	157	166	146	115

- Total	$7,792	$1,898	$2,084	$2,013	$1,797

- North America	$6,135	$1,441	$1,630	$1,630	$1,434
- International, principally Europe	1,657	457	454	383	363

- Total, as above	$7,792	$1,898	$2,084	$2,013	$1,797

Operating (Loss) Profit:
- Cabinets and Related Products	$(21)	$9	$(9)	$(2)	$(19)
- Plumbing Products	295	80	99	78	38
- Installation and Other Services	(107)	(25)	(27)	(27)	(28)
- Decorative Architectural Products	376	62	123	116	75
- Other Specialty Products	27	8	16	8	(5)

- Total	$570	$134	$202	$173	$61

- North America	$394	$75	$139	$141	$39
- International, principally Europe	176	59	63	32	22

- Total, as above	$570	$134	$202	$173	$61

General Corporate Expense (GCE), Net	136	42	36	27	31

Accelerated Stock Compensation Expense	6	—	—	6	—

Loss on Corporate Fixed Assets, Net	2	—	—	2	—

Charge for Litigation Settlement	7	—	7	—	—

Charge for Defined-Benefit Plan Curtailment	8	—	—	—	8

Operating Profit (after GCE and Adjustments)	411	92	159	138	22

Other Income (Expense), Net	(206)	(49)	(49)	(49)	(59)

Income (Loss) from Continuing Operations before Income Taxes	$205	$43	$110	$89	$(37)

Margins:
- Cabinets and Related Products	-1.3%	2.1%	-2.1%	-0.5%	-4.8%
- Plumbing Products	11.5%	11.9%	14.6%	12.4%	6.5%
- Installation and Other Services	-8.5%	-8.5%	-8.1%	-8.7%	-8.8%
- Decorative Architectural Products	21.9%	17.8%	25.9%	23.0%	19.4%
- Other Specialty Products	4.6%	5.1%	9.6%	5.5%	-4.3%
- Total	7.3%	7.1%	9.7%	8.6%	3.4%

- North America	6.4%	5.2%	8.5%	8.7%	2.7%
- International, principally Europe	10.6%	12.9%	13.9%	8.4%	6.1%
- Total, as above	7.3%	7.1%	9.7%	8.6%	3.4%

Notes:
-	Data exclude discontinued operations.
-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense, charge for defined-benefit plan curtailment, accelerated stock compensation expense, loss on corporate fixed assets, net and charge for litigation settlement.
-	See 2009 Costs and Charges for Business Rationalizations and Other Initiatives — page 8.

MASCO CORPORATION
Quarterly Segment Data — 2009
Including Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$1,674	$426	$434	$419	$395
- Plumbing Products	2,564	671	678	631	584
- Installation and Other Services	1,256	295	332	312	317
- Decorative Architectural Products	1,714	349	474	505	386
- Other Specialty Products	584	157	166	146	115

- Total	$7,792	$1,898	$2,084	$2,013	$1,797

- North America	$6,135	$1,441	$1,630	$1,630	$1,434
- International, principally Europe	1,657	457	454	383	363

- Total, as above	$7,792	$1,898	$2,084	$2,013	$1,797

Operating (Loss) Profit:
- Cabinets and Related Products	$(64)	$(8)	$(16)	$(12)	$(28)
- Plumbing Products	237	35	93	74	35
- Installation and Other Services	(131)	(27)	(34)	(34)	(36)
- Decorative Architectural Products	375	62	122	116	75
- Other Specialty Products	(199)	(215)	16	7	(7)

- Total	$218	$(153)	$181	$151	$39

- North America	$93	$(168)	$123	$119	$19
- International, principally Europe	125	15	58	32	20

- Total, as above	$218	$(153)	$181	$151	$39

General Corporate Expense (GCE), Net	140	44	36	27	33

Accelerated Stock Compensation Expense	6	—	—	6	—

Loss on Corporate Fixed Assets, Net	2	—	—	2	—

Charge for Litigation Settlement	7	—	7	—	—

Charge for Defined-Benefit Plan Curtailment	8	—	—	—	8

Operating (Loss) Profit (after GCE and Adjustments)	55	(197)	138	116	(2)

Other Income (Expense), Net	(206)	(49)	(49)	(49)	(59)

Income (Loss) from Continuing Operations before Income Taxes	$(151)	$(246)	$89	$67	$(61)

Margins:
- Cabinets and Related Products	-3.8%	-1.9%	-3.7%	-2.9%	-7.1%
- Plumbing Products	9.2%	5.2%	13.7%	11.7%	6.0%
- Installation and Other Services	-10.4%	-9.2%	-10.2%	-10.9%	-11.4%
- Decorative Architectural Products	21.9%	17.8%	25.7%	23.0%	19.4%
- Other Specialty Products	-34.1%	-136.9%	9.6%	4.8%	-6.1%
- Total	2.8%	-8.1%	8.7%	7.5%	2.2%

- North America	1.5%	-11.7%	7.5%	7.3%	1.3%
- International, principally Europe	7.5%	3.3%	12.8%	8.4%	5.5%
- Total, as above	2.8%	-8.1%	8.7%	7.5%	2.2%

Notes:

-	Data exclude discontinued operations.

-	Operating (loss) profit and margins by segment and geographic area are before general corporate expense, charge for defined benefit plan curtailment, accelerated stock compensation expense, loss on corporate fixed assets, net and charge for litigation settlement.

-	See 2009 Costs and Charges for Business Rationalizations and Other Initiatives — page 8.

MASCO CORPORATION
Quarterly Segment Data — 2009
Costs and Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Business Rationalizations & Other Initiatives
- Cabinets and Related Products	$43	$17	$7	$10	$9
- Plumbing Products	19	6	6	4	3
- Installation and Other Services	24	2	7	7	8
- Decorative Architectural Products	1	—	1	—	—
- Other Specialty Products	3	—	—	1	2

- Total	$90	$25	$21	$22	$22

- North America	$78	$20	$16	$22	$20
- International, principally Europe	12	5	5	—	2

- Total, as above	$90	$25	$21	$22	$22

General Corporate Expense (GCE), Net	4	2	—	—	2

- Total	$94	$27	$21	$22	$24

Goodwill and Other Intangible Assets Impairment
- Cabinets and Related Products	$—	$—	$—	$—	$—
- Plumbing Products	39	39	—	—	—
- Installation and Other Services	—	—	—	—	—
- Decorative Architectural Products	—	—	—	—	—
- Other Specialty Products	223	223	—	—	—

- Total	$262	$262	$—	$—	$—

- North America	$223	$223	$—	$—	$—
- International, principally Europe	39	39	—	—	—

- Total, as above	$262	$262	$—	$—	$—

Notes:

-	Data exclude discontinued operations.

-	Business rationalizations and other initiatives include costs and charges for business consolidations, plant closures, headcount reductions, system implementations and other initiatives.

MASCO CORPORATION
Other Income (Expense), Net
2010 & 2009 — by Quarter — Unaudited
(in millions)

	2010					2009
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Interest Expense					$(58)	$(225)	$(56)	$(56)	$(57)	$(56)

Income from Cash and Cash Investments					1	7	1	2	1	3

Other Interest Income					1	2	1	1	—	—

Realized Gains (Losses) from Financial Investments, Net					—	3	3	—	—	—

Impairment Charges for Financial Investments					—	(10)	—	—	(7)	(3)

Other, Net					—	17	2	4	14	(3)

Total Other Income (Expense), Net	$—	$—	$—	$—	$(56)	$(206)	$(49)	$(49)	$(49)	$(59)

Notes:

-	Data exclude discontinued operations.

-	Other, Net, includes currency (losses) gains of ($1) million, for the first quarter of 2010.

-	Other, Net, includes currency (losses) gains of ($2) million, $11 million, $5 million, and $3 million for the first, second, third and fourth quarters of 2009, respectively.

MASCO CORPORATION
Condensed Consolidated Balance Sheets — Unaudited
(in millions)

	March 31,	December 31,
	2010	2009
Assets
Current Assets:
Cash and Cash Investments	$1,378	$1,413
Receivables	1,147	983
Prepaid Expenses and Other	310	312
Inventories	805	743

Total Current Assets	3,640	3,451
Property and Equipment, Net	1,920	1,981
Goodwill	3,095	3,108
Other Intangible Assets, Net	286	290
Other Assets	345	345
Total Assets	$9,286	$9,175

Liabilities
Current Liabilities:
Notes Payable	$66	$364
Accounts Payable	673	578
Accrued Liabilities	777	839

Total Current Liabilities	1,516	1,781
Long-Term Debt	4,100	3,604
Deferred Income Taxes and Other	967	973

Total Liabilities	6,583	6,358
Shareholders’ Equity	2,703	2,817

Total Liabilities and Shareholders’ Equity	$9,286	$9,175

MASCO CORPORATION
GAAP Reconciliation of Sales Growth
Excluding the Effect of Acquisitions and Currency Translation — Unaudited
(dollars in millions)

	Three Months Ended
	March 31,
	2010	2009	% Δ
Net Sales, As Reported	$1,852	$1,797	3%
- Acquisitions	—	—
- Currency Translation	(36)	—

Net Sales, Excluding Acquisitions and Currency Translation	$1,816	$1,797	1%

North America Net Sales, As Reported	$1,430	$1,434	0%
- Acquisitions	—	—
- Currency Translation	(10)	—

North America Net Sales, Excluding Acquisitions and Currency Translation	$1,420	$1,434	-1%

International Net Sales, As Reported	$422	$363	16%
- Acquisitions	—	—
- Currency Translation	(26)	—

International Net Sales, Excluding Acquisitions and Currency Translation	$396	$363	9%

Notes:

-	Data exclude discontinued operations.

-	The Company presents information comparing results from one period to another excluding the results of businesses acquired in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are driving growth.

-	The Company also presents information comparing results of International operations from one period to another using constant exchange rates. To present this information, current period results for foreign entities are converted into U.S. dollars using the prior period’s exchange rates, rather than exchange rates for the current period. The Company presents this information in order to assess how the underlying businesses performed local currencies before taking into account currency fluctuations.

-	The currency translation effect on North American net sales includes currency translation related to Canadian business units.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit (Loss) and Margins — Unaudited
(dollars in millions)

	Three Months Ended March 31,
	2010		2009
	$	Margin	$	Margin
Operating Profit (Loss), As Reported	$78	4.2%	$(2)	-0.1%
Impairment Charges for Goodwill and Other
Intangible Assets	—		—
Business Rationalizations and Other Initiatives	14		24
Charge for Litigation Settlement	—		—
Charge for Defined-Benefit Plan Curtailment	—		8

Operating Profit, As Reconciled	$92	5.0%	$30	1.7%

Notes:

-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

MASCO CORORATION
GAAP Reconciliation of Operating Profit and Shareholders’ Equity — Unaudited
(in millions)

Twelve
Months Ended
March 31,
2010
Operating Profit, As Reported	$131

Impairment Charges for Goodwill and Other Intangible Assets, Continuing Operations	262

Charge for Defined-Benefit Plan Curtailment	—

Charge for Litigation Settlement	7

Operating Profit, As Reconciled	$400

	Twelve Months Ended
	March 31,
	2010	2009
Shareholders’ Equity, As Reported	$2,703	$2,866

Impairment Charges for Goodwill and Other
Intangible Assets (after tax)	180	445

Charge for Defined-Benefit Plan Curtailment (after tax)	—	5

Charge for Litigation Settlement (after tax)	4	6

Shareholders’ Equity, As Reconciled	$2,887	$3,322

Notes:

-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

-	This information is provided as detail for the calculation of return on invested capital (“ROIC”) which is calculated as after-tax operating profit (last twelve months, as reconciled) divided by the total of average debt (net of average cash) and average shareholders’ equity.